STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH EQUITY ASSET FUND

                    Financial Statements for the Period Ended
                               September 30, 1998

                                 [STANDISH LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 25, 1998

Dear Standish Funds Shareholder:

Enclosed you will find the annual statement for your Standish Fund for the fiscal year ending September 30, 1998.

As of that date, Standish, Ayer & Wood, Inc., the advisor, together with its affiliate, Standish International Management Company, L.P., had approximately $45 billion of assets under management including the $6.4 billion of assets represented by the Standish Funds. Our principal clients are corporate pension trusts, governmental pension funds, insurance companies, endowments and foundations, and high net worth individuals. Standish, Ayer & Wood remains independent and is owned by investment professionals active in the business. Both assets under management and the professional staff grew considerably over the past year, while the investment team and the clientele have remained constant.

During the twelve months ending September 30, 1998, investment returns have generally been positive. For example, larger capitalization U.S. common stocks as reflected in the Standard and Poor's 500 Index provided a total return of 9.05%, while higher grade domestic taxable bonds as represented by the Lehman Aggregate returned 11.49%. However, within the twelve-month period there has been considerable volatility. The quarter ending September 30, 1998 was a particularly difficult period for U.S. equities, especially smaller capitalization U.S. stocks, emerging market bonds, and domestic bonds with perceived credit risk.

Recent dramatic events have included Russia's de facto default on its debt, extreme pressures on a very large hedge fund, trading losses by major financial institutions, and disarray in the currency and credit markets. A major change has taken place in investor perception of risk and in rapid deleveraging of the global financial system.

Clearly all financial market participants are operating in a more difficult environment. Standish, Ayer & Wood is devoted to producing superior long-term returns through very disciplined investment philosophies designed to uncover value. We remain confident we have the capability to do a superior job by adhering to our disciplines.

We appreciate the opportunity to serve you and hope you will find the following information helpful.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH EQUITY ASSET FUND

                       Management Discussion and Analysis

The fiscal year ended on September 30, 1998 has seen a remarkable degree of turmoil in the world's financial system. Not surprisingly, the year has also been marked by a high degree of equity volatility. The U.S. equity market experienced relatively strong returns during the first half of the year but turned sharply negative during the summer months. The fourth quarter of the fiscal year was down sharply and experienced the worst total return result for any quarter of the decade. Performance results for the Standish Equity Asset Fund has been poor on both an absolute and relative basis. For the period since inception, the Standish Equity Asset Fund returned -11.66%. This compares to a return of 9.05% for the S&P 500.

One important contributor to this poor relative performance was the extraordinarily narrow nature of performance in 1998's year to date. While the S&P 500 returned 9.05% on a capitalization weighted basis, the return of the average stock in the index was a negative -3.9%. A broader universe of 1200 large and medium capitalization stocks from which we draw our portfolio choices had a negative return of -11.8%. Given our tendency to hold stocks from across the broad universe of large and medium capitalization stocks, this performance concentration tended to hurt our relative performance for the year.

Another important element of 1998's performance was the poor performance of valuation as stock selection criteria. In the first nine months of the year, stocks with favorable valuation characteristics underperformed. For example, the ten percent of the universe with the lowest price to earnings ratios underperformed the average stock dramatically during the year; this is in contrast to the historical pattern where low price to earnings ratios are typically associated with above average returns. Because our investment disciplines focus on finding companies whose growth prospects are under valued in the marketplace, this poor return to value had an importantly negative impact on our portfolio returns. Over all, our stock selection efforts did not add value in 1998 and, when combined with the high degree of concentration in performance within the S&P 500, our total return results for the fiscal year are disappointing.

As we look toward 1999, we believe that the recent turbulence in the U.S. equity market creates significant opportunity for future positive performance. Our analysts have continued to be successful in identifying companies with superior earnings prospects. Those strong earnings, combined with poor absolute price performance, have created a portfolio with very attractive valuation characteristics. Our stock selection process is driven by proprietary modeling techniques that have a successful longer-term record, and the recent interlude of poor results has not diminished our confidence in our disciplines. Our analysts remain focused on finding the best investment opportunities across a range of industry sectors.

Although periods of below market performance are discouraging, we believe that they are inevitably part of any disciplined pursuit of above average return. As with past periods of under performance (such as early 1992 and 1994), persistence in our disciplines should lead eventually to better performance. We are grateful for your support and pledge to continue our efforts at meeting your performance goals.

Sincerely,


/s/ Ralph S. Tate                               /s/ David C. Cameron

Ralph S. Tate                                   David C. Cameron

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH EQUITY ASSET FUND

             Comparison of Change in Value of $100,000 Investment in
                Standish Equity Asset Fund and the S&P 500 Index

  [The following table was originally a line graph in the printed materials.]

                         Standish Equity             S&P 500
                          Asset Fund                  Index
                          ----------                  -----
Inception 10/8/97           100000                    100000
10/31/97                     94750                     96660
11/30/97                     97450                    101135
12/31/97                     98311                    102872
1/31/98                      97960                    104010
2/28/98                     104889                    111512
3/31/98                     110814                    117222
4/30/98                     110109                    118402
5/31/98                     106585                    116366
6/30/98                     108700                    121093
7/31/98                     103913                    119804
8/31/98                      84360                    102483
9/30/98                      88338                    109048

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Asset Fund

                       Statement of Assets and Liabilities
                               September 30, 1998
--------------------------------------------------------------------------------

Assets
   Investment in Standish Equity Portfolio ("Portfolio"), at value (Note 1A)                             $ 8,838,589
   Receivable from investment adviser (Note 3)                                                                14,334
   Deferred organization cost (Note 1E)                                                                        4,483
   Other assets                                                                                                  390
                                                                                                         ------------
       Total assets                                                                                        8,857,796

Liabilities
   Payable for Fund shares redeemed                                                  $    42,847
   Accrued trustees' fees and expenses (Note 3)                                            1,985
   Accrued accounting, custody & transfer agent fees                                         511
   Accrued expenses and other liabilities                                                 13,495
                                                                                     ------------
       Total liabilities                                                                                      58,838
                                                                                                         ------------
Net Assets                                                                                               $ 8,798,958
                                                                                                         ============
Net Assets consist of:
   Paid-in capital                                                                                       $10,913,851
   Accumulated net realized loss                                                                            (687,795)
   Net unrealized depreciation                                                                            (1,427,098)
                                                                                                         ------------
Total Net Assets                                                                                         $ 8,798,958
                                                                                                         ============

Shares of beneficial interest outstanding                                                                    502,462
                                                                                                         ============

Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                       $     17.51
                                                                                                         ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Asset Fund

                             Statement of Operations
                         For the period October 8, 1997
                          (commencement of operations)
                              to September 30, 1998
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income allocated from Portfolio (net of withholding taxes, $23)                             $     28,260
   Interest income allocated from Portfolio                                                                    8,376
   Expenses allocated from Portfolio                                                                         (17,351)
                                                                                                        -------------
       Total investment income allocated from Portfolio                                                       19,285

Expenses
   Legal and audit services                                                               $    15,000
   Accounting, custody & transfer agent fees                                                   12,611
   Registration fees                                                                            7,600
   Administration service fees                                                                  7,035
   Trustees' fees and expenses (Note 3)                                                         4,000
   Amortization of organization cost (Note 1E)                                                  1,121
   Insurance expense                                                                              910
   Miscellaneous                                                                                5,000
                                                                                          ------------
       Total expenses                                                                          53,277

Deduct:
   Reimbursement of Fund operating expenses (Note 3)                                          (47,035)
                                                                                          ------------

       Net expenses                                                                                            6,242
                                                                                                        -------------

          Net investment income                                                                               13,043
                                                                                                        -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
       Investment security transactions                                                   $  (709,597)
       Financial futures contracts                                                            (76,262)
                                                                                          ------------

          Net realized loss                                                                                 (785,859)

   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
       Investment securities                                                               (1,421,491)
       Financial futures contracts                                                             (5,607)
                                                                                          ------------

          Change in net unrealized depreciation                                                           (1,427,098)
                                                                                                        -------------

       Net realized and unrealized loss                                                                   (2,212,957)
                                                                                                        -------------

Net Decrease in Net Assets from Operations                                                              $ (2,199,914)
                                                                                                        =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Asset Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     For the period October 8, 1997
                                                                      (commencement of operations)
                                                                         to September 30, 1998
                                                                     -------------------------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income                                                      $    13,043
   Net realized gain (loss)                                                      (785,859)
   Change in net unrealized depreciation                                       (1,427,098)
                                                                              ------------
      Net decrease in Net Assets from Investment Operations                    (2,199,914)
                                                                              ------------

Distributions to Shareholders (Note 2)
   From net investment income                                                     (14,387)
                                                                              ------------

Fund Share (principal) Transactions (Note 6)
   Net proceeds from sale of shares                                            11,617,645
   Value of shares issued to shareholders in payment of
      distributions declared                                                       14,387
   Cost of shares redeemed                                                       (618,773)
                                                                              ------------
      Increase in Net Assets from Fund share transactions                      11,013,259
                                                                              ------------

Total Increase in Net Assets                                                    8,798,958

Net Assets
   At beginning of period                                                              --
                                                                              ------------

   At end of period                                                           $ 8,798,958
                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Asset Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                              For the period October 8, 1997
                                                                               (commencement of operations)
                                                                                 to September 30, 1998 (1)
                                                                              -------------------------------
Net Asset Value, Beginning of Period                                                      $ 20.00
                                                                                          --------
Investment Operations:
   Net investment income *                                                                   0.05
   Net realized and unrealized loss on investments                                          (2.42)
                                                                                          --------
Total from investment operations                                                            (2.37)
                                                                                          --------
Less distributions declared to shareholders:
   From net investment income                                                               (0.12)
                                                                                          --------
Net Asset Value, End of Period                                                            $ 17.51
                                                                                          ========

Total Return                                                                               (11.66)%

Ratios/Supplemental Data
   Expenses (to average daily net assets)* (2)                                               0.83%+
   Net investment income (to average daily net assets)*                                      0.46%+
   Net assets, end of period (000's omitted)                                              $ 8,799

---------------------
*  For the period from October 8, 1997 (commencement of operations) to September
   30, 1998, the investment adviser reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the net investment income per share and the ratios would have been:

   Net investment income per share                                                        $ (0.14)
   Ratios (to average daily net assets):
   Expenses (2)                                                                              2.49%+
   Net investment loss                                                                      (1.20)%+

(1) Calculated based on average shares outstanding.
(2) Includes the Fund's share of Standish Equity Portfolio's allocated expenses for the period from October 8, 1997 to September 30, 1998.
+   Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Asset Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Asset Fund (the "Fund") is a separate diversified investment series of the Trust.

         The Fund invests all of its investable assets in an interest of the Standish Equity Portfolio ( the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio ( the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 4% at September 30, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

         Shares of the Fund may be purchased by entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own Fund shares ("Omnibus Accounts"). Omnibus Accounts include pension and retirement plans (such as 401(k) plans, 457 plans and 403 (b) plans), and programs through which personal and or account maintenance services are provided to groups of individuals whether or not such individuals invest on a tax-deferred basis. Individual investors may only purchase Fund shares through their Omnibus Account Administrators.

         The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A. Investment security valuations

         The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

         B. Securities transactions and income

         Securities transactions are recorded as of the trade date. The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

         C. Federal taxes

         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Fund elected to defer to its fiscal year ending September 30, 1999 losses of $711,275 recognized during the period from November 1, 1997 to September 30, 1998.

         At September 30, 1998, the Fund, for federal income tax purposes, had a capital loss carry over of $2,007 which expires September 30, 2006.

         D. Other

         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the respective investors in the Portfolio.

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Asset Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         E. Deferred organizational expenses

         Costs associated with the Fund's organization and initial registration are being amortized, on a straight-line basis, through September, 2002.

(2)      Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(3)      Investment Advisory Fee:

         The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood (SA&W) for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

         SA&W voluntarily agreed to limit the operating expenses of the Fund and its pro rata share of the Portfolio's expenses to 0.96% of the Fund's average daily net assets for the period July 1, 1998 to September 30, 1998. Prior to July 1, 1998, SA&W had voluntarily agreed to limit total Fund operating expenses and its pro rata share of the Portfolio's expenses to 0.66% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. Pursuant to this agreement, SA&W voluntarily reimbursed the Fund for $47,035 of operating expenses for the year ended September 30, 1998. The Fund pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)      Administration Service Fee:

         Pursuant to a service plan, the Fund pays the service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets. The service fee is payable for the benefit of the participants in the Omnibus Accounts that are shareholders in the Fund and is intended to be compensation to Account Administrators for providing personal services and/or account maintenance services to participants in Omnibus Accounts that are the beneficial owners of Fund shares.

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Asset Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)      Investment Transactions:

         Increases and decrease in the Fund's investment in the Portfolio for the period from October 8, 1997 (commencement of operations) to September 30, 1998 aggregated $11,650,344 and $618,083, respectively.

(6)      Shares of Beneficial Interest:

         The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                 For the period October 8, 1997
                                                (commencement of operations) to
                                                       September 30, 1998
                                                --------------------------------
           Shares sold                                       535,327
           Shares issued to shareholders in
             payment of distributions declared                   773
           Shares redeemed                                   (33,638)
                                                --------------------------------
           Net increase                                     502,462
                                                ================================

         At September 30, 1998, two profit sharing plans on behalf of their respective plan participants were shareholders of the Fund. One of the profit sharing plans was record owner of approximately 94% of the Fund's outstanding voting shares.

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Equity Asset Fund:

In our opinion, the accompanying statement of assets and liabilities and related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Equity Asset Fund (the "Fund"), at September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (herein referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express and opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 18, 1998

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                              Shares             (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
EQUITIES -- 94.5%

Basic Industry -- 1.0%
Southdown, Inc.                                                                        46,300        $     2,083,500
                                                                                                     ----------------

Capital Goods -- 7.9%
Cordant Technologies Inc.                                                              37,700              1,595,181
Crane Company                                                                          47,850              1,124,475
Ingersoll Rand Co.                                                                     61,050              2,316,084
Navistar International*                                                               115,200              2,606,400
Precision Castparts Corp.                                                              45,300              1,868,625
Sundstrand Corp.                                                                       55,200              2,559,900
Trinity Industries                                                                     43,400              1,407,788
United Technologies Corp.                                                              19,300              1,475,244
US Freightways Corp.                                                                   69,800              1,387,275
                                                                                                     ----------------
                                                                                                          16,340,972
                                                                                                     ----------------

Consumer Stable -- 12.7%
American Greetings Corp. Class A                                                       26,700              1,056,319
Eastman Kodak Company                                                                  25,000              1,932,813
Heinz H J Co.                                                                          36,400              1,860,950
Interstate Bakeries Corp.                                                             115,400              3,577,399
Kroger Co.*                                                                            45,200              2,260,000
Owens Illinois*                                                                        87,700              2,192,500
Philip Morris Companies Inc.                                                           62,700              2,888,119
Quaker Oats Company                                                                    20,400              1,203,600
Rexall Sundown Inc.                                                                    69,100              1,066,731
Safeway, Inc.                                                                         109,400              5,073,424
Supervalu, Inc.                                                                        72,600              1,692,488
Universal Foods Corp.                                                                  79,300              1,655,388
                                                                                                     ----------------
                                                                                                          26,459,731
                                                                                                     ----------------

Early Cyclical -- 3.4%
AMR Corp.                                                                              33,800              1,873,788
Centex Corp.                                                                           25,500                879,750
Continental Airlines, Class B*                                                         24,900                939,975
Furniture Brands Intl Inc.*                                                            47,800                932,100
Kaufman And Broad Home                                                                 63,100              1,478,906
UAL Corp.*                                                                             14,000                907,375
                                                                                                     ----------------
                                                                                                           7,011,894
                                                                                                     ----------------

Energy -- 7.5%
Ashland Oil Inc.                                                                       27,500              1,271,875
British Petroleum Co. PLC ADR                                                          41,573              3,627,256
Coastal Corp.                                                                          70,600              2,382,750
El Paso Energy Corp.                                                                   77,400              2,510,663
Exxon Corp.                                                                            39,600              2,779,425
Seacor Smit Inc.*                                                                      22,200                921,300
USX-Marathon Group                                                                     42,800              1,516,725

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                              Shares             (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Energy (continued)
Veritas DGC, Inc.*                                                                     32,200        $       537,338
                                                                                                     ----------------
                                                                                                          15,547,332
                                                                                                     ----------------

Financial -- 12.3%
Americredit*                                                                           59,800              1,457,625
Amsouth Bancorp                                                                        91,700              3,129,262
Charter One Financial,  Inc.                                                              575                 14,303
Chase Manhattan Corp.                                                                  46,800              2,024,100
Comerica, Inc.                                                                         40,300              2,208,944
Conseco, Inc.                                                                          60,300              1,842,919
Fleet Financial Group, Inc.                                                            27,400              2,012,188
Golden West Financial Corp.                                                            33,300              2,724,356
MGIC Investment Corp.                                                                  65,400              2,411,625
Northfork Bancorp                                                                     113,750              2,275,000
Old Republic International Corp.                                                       73,450              1,652,625
Reliastar Financial Corp.                                                              24,900                971,100
The PMI Group, Inc.                                                                    36,200              1,656,150
Webster Financial Corp.                                                                47,800              1,165,125
                                                                                                     ----------------
                                                                                                          25,545,322
                                                                                                     ----------------

Growth Cyclical -- 7.5%
CKE Restaurants Inc.                                                                   94,700              2,817,325
Federated Department Stores*                                                           41,200              1,498,650
Jones Apparel Group, Inc.*                                                             86,800              1,990,975
Nautica Enterprises Inc.*                                                             103,200              1,928,550
Ross Stores, Inc.                                                                      40,400              1,156,450
Tiffany & Co.                                                                          28,000                878,500
TJX Cos, Inc.                                                                         112,000              1,995,000
Tommy Hilfiger Corp.*                                                                  54,800              2,246,800
VF Corp.                                                                               28,700              1,065,488
                                                                                                     ----------------
                                                                                                          15,577,738
                                                                                                     ----------------

Health Care -- 11.6%
Abbott Laboratories                                                                    61,900              2,688,781
Amerisource Health Corp., Class A*                                                     39,200              2,133,950
Amgen, Inc.*                                                                           45,400              3,430,537
Bergen Brunswig Corp., Class A                                                         32,100              1,623,056
Genzyme Corp. - General Division*                                                      67,500              2,438,438
HCR Manor Care, Inc.*                                                                  93,600              2,743,650
Hillenbrand Industries, Inc.                                                            3,000                147,000
Integrated Health Services                                                            128,200              2,155,363
Mylan Labs Inc.                                                                        57,800              1,705,100
Schering-Plough Corp.                                                                  25,800              2,671,913
Steris Corp.*                                                                          23,900                675,175
Sybron International Corp.                                                             84,100              1,608,413
                                                                                                     ----------------
                                                                                                          24,021,376
                                                                                                     ----------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                              Shares             (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Real Estate -- 2.0%
Felcor Lodging Trust Inc., REIT                                                        39,200        $       953,050
Liberty Property Trust, REIT                                                           42,600              1,014,413
Prentiss Properties Trust, REIT                                                        53,200              1,270,150
Starwood Hotels and Resorts, REIT                                                      33,200              1,012,600
                                                                                                     ----------------
                                                                                                           4,250,213
                                                                                                     ----------------

Services -- 12.7%
Ameritech Corp.                                                                           500                 23,688
AT&T Corporation                                                                       35,700              2,086,219
Bellsouth Corp.                                                                        85,200              6,411,299
Century Telephone Enterprise                                                           60,200              2,844,450
Herman Miller Inc.                                                                     65,900              1,301,525
Interim Services, Inc.*                                                                65,300              1,342,731
Knight Ridder, Inc.                                                                    64,600              2,874,700
Omnicom Group                                                                          41,200              1,854,000
Robert Half Intl Inc.*                                                                 33,300              1,438,144
U.S. West Inc.                                                                         74,500              3,906,593
Xerox Corp.                                                                            26,800              2,271,300
                                                                                                     ----------------
                                                                                                          26,354,649
                                                                                                     ----------------

Technology -- 14.3%
American Power Conversion Corp.*                                                       39,800              1,499,963
Apple Computer Inc.*                                                                   86,600              3,301,624
Brightpoint Inc.                                                                      123,100                946,331
Cadence Design Systems, Inc.                                                          122,800              3,139,074
DSP Communications Inc.*                                                              139,800              1,153,350
Microchip Technology Inc.*                                                             89,300              1,953,438
Networks Associates Inc.                                                               75,100              2,666,050
Oracle Corp.*                                                                          86,300              2,513,488
Storage Technology Corp.                                                               92,500              2,352,969
Sun Microsystems, Inc.*                                                                76,900              3,830,580
Symbol Technologies Inc.                                                               43,200              2,216,700
Tech Data Corp.*                                                                       45,700              2,287,856
Unisys Corp.*                                                                          79,000              1,797,250
                                                                                                     ----------------
                                                                                                          29,658,673
                                                                                                     ----------------

Utilities -- 1.6%
Baltimore Gas & Electric Co.                                                           46,400              1,548,600
FPL Group Inc.                                                                         27,400              1,909,438
                                                                                                     ----------------
                                                                                                           3,458,038
                                                                                                     ----------------

TOTAL EQUITIES (COST $208,357,011)                                                                   $   196,309,438
                                                                                                     ----------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                            Par           Value
Security                                                   Rate            Maturity        Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.4%

U.S. Government Agency -- 0.5%
FHLMC Discount+                                           0.000%          12/08/1998      $500,000   $       494,665
FHLMC Discount+                                           0.000%          12/04/1998       350,000           346,679
FHLMC Discount+                                           0.000%          12/03/1998       100,000            99,095
                                                                                                     ----------------
Total U.S. Government Agency (Cost $940,914)                                                                 940,439
                                                                                                     ----------------

Repurchase Agreements -- 6.9%
Salomon Smith Barney Inc. Repurchase Agreement, dated 9/30/98, due 10/01/98, with maturity value of $3,778,274 and an effective yield of 4.75%, collateralized by a U.S.
Treasury obligation with a rate of 7.75%, with a maturity date of 1/31/00 and with an
aggregate market value of $3,853,331.                                                                      3,777,776

Prudential-Bache Repurchase Agreement, dated 9/30/98, due 10/01/98, with a maturity value of $10,614,093 and an effective yield of 4.75%, collateralized by a U.S. Government obligation with a rate of 6.149%, with a maturity date of
4/01/19 and with an aggregate market value of $10,825,030.                                                10,612,692
                                                                                                     ----------------
Total Repurchase Agreements (Cost $14,390,468)                                                            14,390,468
                                                                                                     ----------------

TOTAL SHORT-TERM INVESTMENTS (COST $15,331,382)                                                           15,330,907
                                                                                                     ----------------

TOTAL INVESTMENTS -- 101.9% (COST $223,688,393)                                                      $   211,640,345

Other Assets, Less Liabilities -- (1.9)%                                                                  (4,028,522)
                                                                                                     ----------------

NET ASSETS -- 100%                                                                                   $   207,611,823
                                                                                                     ================

Notes to the Schedule of Investments:

ADR - American Depositary Receipt
FHLMC - Federal Home Loan Mortgage Corporation
REIT - Real Estate Investment Trust

* Non-income producing security.

+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 5).

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                       Statement of Assets and Liabilities
                               September 30, 1998
--------------------------------------------------------------------------------

Assets
   Investments, at value (Note 1A) (identified cost, $223,688,393)                                     $ 211,640,345
   Cash                                                                                                      276,002
   Receivable for investments sold                                                                         2,223,459
   Interest and dividends receivable                                                                         228,708
   Miscellaneous receivable                                                                                    2,150
   Tax reclaim receivable                                                                                      1,500
   Deferred organization costs (Note 1E)                                                                      38,660
   Prepaid expenses                                                                                            8,681
                                                                                                       --------------
       Total assets                                                                                      214,419,505

Liabilities
   Payable for investments purchased                                                 $ 5,972,352
   Payable to investment adviser (Note 2)                                                276,002
   Payable for daily variation margin on open financial futures contracts (Note 5)       506,970
   Accrued trustees' fees and expenses (Note 2)                                            3,043
   Accrued accounting and custody fees                                                    20,369
   Accrued expenses and other liabilities                                                 28,946
                                                                                     ------------

       Total liabilities                                                                                   6,807,682
                                                                                                       --------------

Net Assets (applicable to investors' beneficial interests)                                             $ 207,611,823
                                                                                                       ==============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                             Statement of Operations
                      For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

Investment Income (Note 1C)
   Dividend income (net of witholding taxes of $4,500)                                               $   2,247,944
   Interest income                                                                                         602,428
                                                                                                     --------------
       Total income                                                                                      2,850,372

Expenses
   Investment advisory fee (Note 2)                                            $  1,017,136
   Accounting and custody fees                                                      180,733
   Legal and audit services                                                          39,190
   Trustees fees and expenses (Note 2)                                               21,884
   Licensing fees                                                                    21,058
   Amortization of organization cost (Note 1E)                                       14,936
   Insurance expense                                                                  7,222
   Miscellaneous                                                                     13,592
                                                                               -------------
       Total expenses                                                                                    1,315,751
                                                                                                     --------------

          Net investment income                                                                          1,534,621
                                                                                                     --------------

Realized and Unrealized Gain (loss)
   Net realized gain (loss)
       Investment security transactions                                          20,066,096
       Financial futures contracts                                                 (420,737)
                                                                               -------------
          Net realized gain                                                                             19,645,359

   Change in unrealized appreciation (depreciation)
       Investment securities                                                    (46,119,061)
       Financial futures contracts                                                  (89,926)
                                                                               -------------
          Change in net unrealized appreciation (depreciation)                                         (46,208,987)
                                                                                                     --------------

       Net realized and unrealized loss                                                                (26,563,628)
                                                                                                     --------------

Net Increase (Decrease) in Net Assets from operations                                                $ (25,029,007)
                                                                                                     ==============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                      For the Period
                                                                                                        May 3, 1996
                                                                                 Nine Months         (commencement of
                                                           Year Ended               Ended             operations) to
                                                       September 30, 1998     September 30, 1997     December 31, 1996
                                                      --------------------   --------------------   -------------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income                                 $  1,534,621           $    978,216              1,091,670
   Net realized gain                                       19,645,359             22,264,615             13,302,616
   Change in net unrealized appreciation
      (depreciation)                                      (46,208,987)            16,959,272              3,404,699
                                                         -------------          -------------         --------------
      Net increase (decrease) in Net Assets
      from Investment Operations                          (25,029,007)            40,202,103             17,798,985
                                                         -------------          -------------         --------------

Capital Transactions
   Assets contributed by Standish Equity Fund
      at commencement
      (including unrealized gain of $13,669,897)                   --                     --             97,994,616
   Contributions                                          131,734,295             42,815,799             15,564,794
   Withdrawals                                            (69,235,470)           (19,153,531)           (25,080,761)
                                                         -------------          -------------         --------------
      Increase in Net Assets resulting from
      capital transactions                                 62,498,825             23,662,268             88,478,649
                                                         -------------          -------------         --------------

Total Increase in Net Assets                               37,469,818             63,864,371            106,277,634

Net Assets
   At beginning of year                                   170,142,005            106,277,634                     --
                                                         -------------          -------------         --------------

   At end of year                                        $207,611,823           $170,142,005          $ 106,277,634
                                                         =============          =============         ==============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                                Supplemental Data
--------------------------------------------------------------------------------

                                                                                                     For the period
                                                                                                       May 3, 1996
                                                                               Nine Months          (commencement of
                                                         Year Ended               Ended              operations) to
                                                     September 30, 1998     September 30, 1997      December 31, 1996
                                                    --------------------   --------------------    -------------------
Ratios
   Expenses (to average daily net assets)                     0.65%                 0.66%+               0.69%+
   Net investment income  (to average daily
      net assets)                                             0.75%                 0.99%+               1.58%+
Portfolio Turnover                                             144%                   75%                  78%
Net assets, end of year (000's omitted)                   $207,612             $ 170,142             $106,278

-----------------------
+  Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

         The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A. Investment security valuations

         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

         B. Repurchase agreements

         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

         C. Securities transaction and income

         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

         D. Income Taxes

         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         E. Deferred Organizational Expenses

         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April, 2001.

(2)      Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)      Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                   Year Ended
                                                               September 30, 1998
                                                      -------------------------------------
                                                          Purchases             Sales
                                                      -----------------   -----------------
          U.S. Government Securities                     $   3,806,263       $           0
                                                         =============       =============
          Investments (non-U.S. Government
            Securities)                                  $ 335,293,776       $ 274,586,655
                                                         =============       =============

(4)      Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1998, as computed on a federal income tax basis, were as follows:

           Aggregate Cost                                                      $   223,688,393
                                                                                =================
           Gross unrealized appreciation                                       $    15,060,577
           Gross unrealized depreciation                                       $   (27,209,969)
                                                                                -----------------
           Net unrealized appreciation (depreciation)                          $   (12,149,392)
                                                                                =================

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)      Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

         The Portfolio trades the following financial instruments with off-balance sheet risk:

         Options

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.

         Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold
         (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio entered into no such transactions for the year ended September 30, 1998.

         Futures Contracts

         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Portfolio deposits either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or index, which may not correlate with changes in value of the hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other portfolio investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts' terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. At September 30, 1998, the Portfolio had entered into the following financial futures contracts:

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         Futures Contracts -- continued

                                                                             Underlying
                                                                           Face/amount at      Unrealized
                     Contract               Position      Expiration Date       value         Gain/(Loss)
           --------------------------------------------------------------------------------------------------
           S & P 500 (42 Contracts)           Long           12/18/98        10,773,000      $ (127,071)
                                                                                             ===========

         At September 30, 1998, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                          Independent Auditor's Report

         To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Equity Portfolio:

         In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish Equity Portfolio, at September 30, 1998, the results of its operations, the changes in its net assets and the supplementary data for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and supplementary data (herein referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


         PricwaterhouseCoopers LLP
         Boston, Massachusetts
         November 18, 1998

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


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

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